UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007

BTHC X, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52237	20-5456047

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

        12890 Hilltop Road Argyle, Texas 76226
(Address of Principal Executive Offices)

        (972) 233-00300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 31, 2007, BTHC X, Inc. (the "Company") amended its Certificate of Incorporation through the filing of a Certificate of Amendment of Certificate of Incorporation with the State of Delaware for the purpose of effecting a 1-for-2.86 reverse split of its common stock, par value $.001 ("Common Stock"). The action was approved by written consent of stockholders holding a majority of the Company’s outstanding Common Stock in lieu of a special meeting. As a result of the reverse split, the Company’s common stock is eligible for quotation on the OTC BB under the symbol BTXI.OB.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibit 3.1- Certificate of Amendment of Certificate of Incorporation of BTHC X, Inc., dated to be effective on December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTHC X, INC.

	By:	/s/ Timothy P. Halter
Name: Timothy P. Halter
Title: President and Chief Executive Officer
Dated: December 31, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Certificate of Incorporation of BTHC X, Inc., dated to be effective on December 31, 2007.